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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our audit report dated June 11, 1999 with respect to the financial statements of Los Angeles Turf Club, Inc. in the Registration Statement on Form S-1 of MI Entertainment Corp. for the registration of its shares of Class A Subordinate Voting Stock.





January 14, 2000                               Ernst & Young LLP
Los Angeles, California                        Certified Public Accountants